        NUMBER                       [LOGO]                          SHARES
     COMMON STOCK                POWER-ONE, INC                   COMMON STOCK

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS

                                                              CUSIP 739308 10 4

This Certifies that




is the record holder of


               FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                        $.001 PAR VALUE PER SHARE, OF

---------------------------------POWER-ONE, INC.--------------------------------

transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

   WITNESS the facsimile seal of the Corporation and the signatures of its fully authorized officers.

   Dated:

                                     [SEAL]
                             POWER-ONE INCORPORATED
                                  INCORPORATED
                                     JAN
                                     1996
                                   DELAWARE


     VICE PRESIDENT FINANCE                                     PRESIDENT



COUNTERSIGNED AND REGISTERED:
  AMERICAN STOCK TRANSFER & TRUST COMPANY
             TRANSFER AGENT AND REGISTRAR

BY

                     AUTHORIZED SIGNATURE


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   The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT - ......Custodian.......
TEN ENT - as tenants by the entireties                    (Cust)         (Minor)
JT TEN  - as joint tenants with right              under Uniform Gifts to Minors
          of survivorship and not as               Act..........................
          tenants in common                                    (State)
                           UNIF TRF MIN ACT - ......Custodian (until age.......)
                                                          (Cust)
                                             ............under Uniform Transfers
                                               (Minor)
                                             to Minors Act......................
                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED,___________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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-------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________

                           X___________________________________________________

                           X___________________________________________________
                            THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                  NOTICE: WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By____________________________________________
  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
  ELIGIBLE GUARANTOR INSTITUTION (BANKS,
  STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
  AND CREDIT UNIONS WITH MEMBERSHIP IN AN
  APPROVED SIGNATURE GUARANTEE MEDALLION
  PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.